UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 30, 2026

Date of Report (Date of earliest event reported)

SM Energy Company

(as successor in interest to Civitas Resources, Inc.)

(Exact name of registrant as specified in its charter)

Delaware	001-35371	41-0518430
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. employer identification number)

1700 Lincoln Street, Suite 3200
Denver, Colorado 80203

(Address of principal executive offices, including zip code)

(303) 861-8140

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	CIVI	New York Stock Exchange*

*The Common Stock of Civitas Resources, Inc. is currently registered pursuant to Section 12(b) of the Securities Act. On January 30, 2026, the New York Stock Exchange filed a Form 25-NSE with the United States Securities and Exchange Commission, which will delist the Common Stock from the New York Stock Exchange on February 9, 2026.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introduction

As previously announced, on November 2, 2025, SM Energy Company, a Delaware corporation (“SM Energy”), Cars Merger Sub, Inc., a Delaware corporation and direct wholly owned subsidiary of SM Energy (“Merger Sub”), and Civitas Resources, Inc., a Delaware corporation (“Civitas”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), which provided for, among other things (i) the merger of Merger Sub with and into Civitas, with Civitas surviving as a wholly owned subsidiary of SM Energy (the “first merger” and the effective time of the first merger pursuant to the terms of the Merger Agreement, the “first effective time”), and (ii) immediately following the first merger, the merger of Civitas, as the surviving corporation of the first merger, with and into SM Energy, with SM Energy continuing as the surviving corporation (the “second merger” and, together with the first merger, the “Mergers”). On January 30, 2026, following approval by the stockholders of both SM Energy and Civitas at special meetings held on January 27, 2026, the Mergers and the other transactions contemplated by the Merger Agreement (collectively, the “Transactions”) were consummated, and Civitas and Merger Sub ceased to exist.

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth under the heading “Introduction” above and in Item 2.01 is incorporated by reference into this Item 1.02.

On January 30, 2026, concurrently and in connection with the Mergers, Civitas terminated all commitments, and caused to be repaid in full all indebtedness, liabilities and other obligations, under that certain Amended and Restated Credit Agreement dated November 1, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Civitas Credit Agreement”), by and among Civitas, as borrower thereunder, and JPMorgan Chase Bank, N.A., as administrative agent and issuing bank thereunder, and the lenders and other issuing banks party thereto, and any other related loan documents. Upon consummation of the Mergers and receipt of the payoff amount, Civitas, together with its subsidiaries, was released from any and all obligations and guarantees under the Civitas Credit Agreement and any other related loan documents.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth under the heading “Introduction” above is incorporated by reference into this Item 2.01.

As discussed in the Introduction, on January 30, 2026, the Mergers were consummated upon the terms and subject to the conditions of the Merger Agreement. In connection with the consummation of the Mergers, subject to certain exceptions set forth in the Merger Agreement, each share of common stock, par value $0.01 per share, of Civitas (“Civitas Common Stock”) issued and outstanding immediately prior to the first effective time (other than certain cancelled shares) was converted into the right to receive 1.45 shares (the “exchange ratio”) of common stock, par value $0.01 per share, of SM Energy (“SM Energy Common Stock”), and each share of Civitas Common Stock held in treasury by Civitas was automatically cancelled and ceased to exist. The issuance of shares of SM Energy Common Stock pursuant to the terms of the Merger Agreement, and other shares of SM Energy Common Stock reserved for issuance in connection with the Transactions, were registered under the Securities Act of 1933, as amended, pursuant to SM Energy’s registration statement on Form S-4, as amended (File No. 333-291956), which was declared effective by the Securities and Exchange Commission (the “SEC”) on December 19, 2025. The joint proxy statement/prospectus included in the registration statement contains additional information about the Mergers.

Additionally, at the first effective time, outstanding Civitas equity awards were treated as follows:

•	each outstanding Civitas restricted stock unit award (“Civitas RSU Award”) was assumed by SM Energy and remains subject to the same terms and conditions as were applicable to such Civitas RSU Award as of immediately prior to the first effective time, but was converted into an award with respect to a number of shares of SM Energy Common Stock (rounded up to the nearest whole number of shares) equal to the product of (i) the number of shares of Civitas Common Stock subject to such Civitas RSU Award immediately prior to the first effective time and (ii) the exchange ratio;

•	each outstanding Civitas performance stock unit award (“Civitas PSU Award”) was assumed by SM Energy and remains subject to the same terms and conditions as were applicable to such Civitas PSU Award as of immediately prior to the first effective time (other than performance-based vesting conditions), but was converted into an award with respect to a number of shares of SM Energy Common Stock (rounded up to the nearest whole number of shares) equal to the product of (i) the target number of shares of Civitas Common Stock subject to such Civitas PSU Award as of immediately prior to the first effective time and (ii) the exchange ratio; and

•	each outstanding Civitas option award (“Civitas Option Award”) was assumed by SM Energy and remain subject to the same terms and conditions as were applicable to such Civitas Option Award, but was converted into an option to purchase that number of shares of SM Energy Common Stock (rounded down to the nearest whole share) equal to the product of (x) the number of shares of Civitas Common Stock subject to such Civitas Option Award immediately prior to the first effective time and (y) the exchange ratio, at an exercise price per share of SM Energy Common Stock (rounded up to the nearest whole cent) equal to (A) the exercise price per share of such Civitas Option Award divided by (B) the exchange ratio.

The foregoing description of the Transactions and the Merger Agreement is a summary only, does not purport to be complete, and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Prior to the completion of the Mergers, shares of Civitas Common Stock were listed and traded on the New York Stock Exchange (the “NYSE”) under the trading symbol “CIVI.” In connection with the completion of the Mergers, Civitas notified the NYSE that each eligible and outstanding share of Civitas Common Stock was converted into the right to receive 1.45 shares of SM Energy Common Stock and requested that NYSE withdraw the listing of the Civitas Common Stock. Upon Civitas’ request, the NYSE filed a notification of removal from listing on Form 25 with the SEC with respect to the delisting of the Civitas Common Stock and the deregistration of the Civitas Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Civitas Common Stock ceased being traded prior to the opening of the market on January 30, 2026, and is no longer listed on NYSE.

In addition, Civitas intends to file with the SEC a Form 15 requesting that the reporting of its obligations under Sections 13(a) and 15(d) of the Exchange Act be suspended.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth under the heading “Introduction” and in Item 2.01 and Item 3.01 is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

The information set forth under the heading “Introduction” and in Item 2.01 is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

By virtue of the first merger, all of the directors of Civitas ceased to be directors of Civitas and members of any and all committees of Civitas’ board of directors, effective as of the effective time of the first merger. These actions were not a result of any disagreements with Civitas on any matter relating to Civitas’ operations, policies or practices.

By virtue of the first merger, all of the officers of Civitas ceased to hold their respective positions with Civitas, effective as of the effective time of the first merger. These actions were not a result of any disagreements with Civitas on any matter relating to Civitas’ operations, policies or practices.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the consummation of the second merger, the certificate of incorporation and by-laws of SM Energy as in effect immediately prior to the effective time of the second merger, as set forth in Exhibits 3.1, 3.2 and 3.3 and Exhibit 3.4 hereto, respectively, remained the certificate of incorporation and by-laws of SM Energy as the surviving corporation in the second merger.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

2.1	Agreement and Plan of Merger among SM Energy Company, Cars Merger Sub, Inc. and Civitas Resources, Inc., dated as of November 2, 2025 (incorporated by reference to Exhibit 2.1 to Civitas Resources, Inc.’s Current Report on Form 8-K (File No. 001-35371) filed with the SEC on November 3, 2025).

3.1	Restated Certificate of Incorporation of SM Energy Company, as amended through June 1, 2010 (incorporated by reference to Exhibit 3.1 to SM Energy Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2010 (File No. 001-31539) filed with the SEC on August 3, 2010).

3.2	Certificate of Amendment of Restated Certificate of Incorporation of SM Energy Company, as amended through June 1, 2010, dated May 25, 2023 (incorporated by reference to Exhibit 3.1 to SM Energy Company’s Current Report on Form 8-K (File No. 001-31539) filed with the SEC on May 30, 2023).

3.3	Certificate of Amendment to the Restated Certificate of Incorporation of SM Energy Company (incorporated by reference to Exhibit 3.1 to SM Energy Company’s Current Report on Form 8-K (File No. 001-31539) filed with the SEC on January 30, 2026).

3.4	Amended and Restated By-Laws of SM Energy Company, effective as of February 21, 2017 (incorporated by reference to Exhibit 3.2 to SM Energy Company’s Annual Report on Form 10-K for the year ended December 31, 2016 (File No. 001-31539) filed with the SEC on February 23, 2017).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SM ENERGY COMPANY (as successor in interest to Civitas Resources, Inc.)

Date: January 30, 2026	By:	/s/ James Lebeck
	Name:	James Lebeck
	Title:	Executive Vice President Corporate Development and General Counsel